UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2024

 U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 WEST SAM HOUSTON PARKWAY, SUITE 300, HOUSTON, Texas	77043
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	USPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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ITEM 1.01   Entry into a Material Definitive Agreement.

 The information in Item 5.02 below is incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Compensatory Arrangements of Executive Officers

On May 27, 2024, U.S. Physical Therapy, Inc. (the “Company”) and each of its executive officers entered into an amendment to their respective employment agreements to amend and restate the terms of the severance and other benefits due to the executive in the event of a Termination Event, as defined in the employment agreements.  Specifically, the employment agreements were amended to provide that, upon the occurrence of any such Termination Event, each executive is entitled to additional benefits of a pro rata portion of the awards under the then applicable subjective and objective incentive plans.  The amendments were made to the employment agreements for Christopher Reading (Chairman and Chief Executive Officer), Eric Williams (President and Co-Chief Operating Officer), Graham Reeve (Co-Chief Operating Officer), Carey Hendrickson (Chief Financial Officer), and Rick Binstein (Executive Vice President, General Counsel and Secretary).

The foregoing descriptions are qualified in entirety by reference to the full text of each of the amended employment agreements, which are filed as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Description of Exhibits

99.1*	First Amendment to Third Amended and Restated Employment Agreement, entered into as of May 27, 2024, by and between the Company and Christopher Reading.
99.2*	First Amendment to Employment Agreement, entered into as of May 27, 2024, by and between the Company and Eric Williams.
99.3*	First Amendment to Amended and Restated Employment Agreement, entered into as of May 27, 2024, by and between the Company and Graham Reeve.
99.4*	First Amendment to Employment Agreement, entered into as of May 27, 2024, by and between the Company and Carey Hendrickson.
99.5*	First Amendment to Amended and Restated Employment Agreement, entered into as of May 27, 2024, by and between the Company and Richard Binstein.

* Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: May 31, 2024	By:	/s/ CAREY HENDRICKSON
Carey Hendrickson
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)